                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant                                               /X/

Filed by a Party other than the Registrant                            / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Javelin Systems, Inc.
               ------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)

 ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

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2.   Aggregate number of securities to which transaction applies:

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3.   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.   Proposed maximum aggregate value of transaction:

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5.   Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.   Amount Previously Paid:

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7.   Form, Schedule or Registration Statement No.:

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8.   Filing Party:

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9.   Date Filed:

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

                               JAVELIN SYSTEMS, INC.
                               17891 CARTWRIGHT ROAD
                             IRVINE, CALIFORNIA  92614

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON DECEMBER 11, 1998

                                         AND

                  NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


TO THE STOCKHOLDERS OF JAVELIN SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of JAVELIN SYSTEMS, INC., a Delaware corporation (the "Company"), will be held on Friday, December 11, 1998 at 1:00 p.m. local time at 17891 Cartwright Road, Irvine, California 92614 for the following purposes:

     1. To elect two (2) directors to serve until the 2001 Annual Meeting of Stockholders and until such directors' successors are elected;

     2. To increase the number of shares of Common Stock authorized under the Company's certificate of incorporation from 10,000,000 to 20,000,000;

     3. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending June 30, 1999; and

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Notice is also hereby given that in October 1998, holders of a majority of the Company's Common Stock approved, by written consent, the Company's 1997 Equity Incentive Plan, as amended to increase the number of shares authorized under the plan from 300,000 to 1,100,000 (the "1997 Plan").

     The Board of Directors has fixed the close of business on October 21, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        /s/ Horace Hertz
                                        Horace Hertz
                                        Secretary

Irvine, California
October 30, 1998

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                               JAVELIN SYSTEMS, INC.
                               17891 CARTWRIGHT ROAD
                             IRVINE, CALIFORNIA  92614

                                  PROXY STATEMENT
                         FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON DECEMBER 11, 1998

                   INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of JAVELIN SYSTEMS, INC., a Delaware corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders to be held on December 11, 1998, at 1:00 p.m. local time, or at any adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 17891 Cartwright Road, Irvine, California, 92614. This Proxy Statement is also furnished to notify you of an action taken by holders of a majority of the Company's Common Stock in October 1998 to increase the number of shares authorized under the Company's 1997 Plan. The Company intends to mail this Proxy Statement and accompanying proxy card on or about October 28, 1998 to all stockholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

     The Board has fixed October 21, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Annual Meeting. Only holders of record of Common Stock at the close of business on October 21, 1998 will be entitled to notice of and to vote at the Annual Meeting. The only outstanding class of capital stock of the Company is its Common Stock, $.01 par value per share. At the close of business on the Record Date the Company had outstanding and entitled to vote 4,176,362 shares of Common Stock. The presence in person or by proxy of the holders of record of 2,088,182 of the issued and outstanding Common Stock of the Company entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be considered represented at the Annual Meeting for the purposes of determining a quorum.

     Each holder of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon. With respect to the election of directors, stockholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to two votes for each share held. Each stockholder may give one candidate, who has been nominated prior to voting, all the votes such stockholder is entitled to cast or may distribute such votes among as many such candidates as such stockholder chooses. Unless the proxyholders are otherwise instructed, stockholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

     All proxies will be voted in accordance with the instructions contained in the proxy. If no choice is made on your signed proxy card that is returned to the Company, the shares represented by your executed proxy will be voted FOR (i) Proposal 1 to elect management's nominees for director to the class which term expires as of the Annual Meeting, (ii) Proposal 2 to increase the number of shares of Common Stock authorized under the Company's certificate of incorporation, (iii) Proposal 3 to increase the number of shares of Common Stock authorized under the 1997 Plan and (iv) Proposal 4 to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor's for the fiscal year ending June 30, 1999. If the instructions on your proxy card specifies "ABSTAIN" with respect to a particular proposal, the shares represented by your proxy will be counted as an abstention for such proposal.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.


                                        1.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 17891 Cartwright Road, Irvine, California 92614, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     In order to be included in the Company's proxy statement and proxy card relating to the 1999 Annual Meeting of Stockholders, proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must comply with the applicable Securities and Exchange Commission rules and regulations. Such proposals of stockholders must also be sent to the Secretary of the Company at the address set forth on page 1 of this Proxy Statement and be received by the Company not later than July 1, 1999.

     Unless a stockholder who wishes to bring a matter that will not be included in the proxy statement before the stockholders at the Company's 1999 Annual Meeting notifies the Company of such matter prior to September 14, 1998, management will have discretionary authority to vote all shares for which it has proxies in opposition to such matter.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation and By-laws provide that the Board shall be divided into three classes, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors to serve on the Board) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

     The Board of Directors is presently composed of five members. There are two directors in the class whose term of office expires in 1998. The nominees for election to this class, Jay L. Kear and Andrew F. Puzder, are currently directors of the Company and were previously elected by the stockholders. If elected at the Annual Meeting, each of Mr. Kear and Mr. Puzder will serve until the 2001 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

     The two candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Mr. Kear and Mr. Puzder, subject to the discretionary power to cumulate votes. In the event that Mr. Kear or Mr. Puzder should be unavailable for election as a result of an unexpected occurrence, such shares will be voted (unless the proxy card is marked to the contrary) for the election of such substitute nominee, if any, as management may propose. Mr. Kear and Mr. Puzder have agreed to serve if elected, and management has no reason to believe that Mr. Kear or Mr. Puzder will be unable to serve. It is believed that all officers and directors of the Company will vote their respective shares in favor of Mr. Kear and Mr. Puzder.


                                        2.

     Set forth below is biographical information for Mr. Kear, Mr. Puzder and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING

     JAY L. KEAR, age 61, was elected as a director of the Company in August 1996. Since 1988, Mr. Kear has represented Kear Enterprises in working with and investing in high technology companies. From 1988 through 1993, Mr. Kear also engaged in similar work for the Noorda Family Trust. Prior to 1988, Mr. Kear held various sales, marketing, engineering, and general management positions with private and public companies in the high technology sector. Mr. Kear received a B.S. degree from the University of Southern California.

     ANDREW F. PUZDER, age 48, was elected as a director of the Company in November 1996. Mr. Puzder is currently Executive Vice President of Irvine-based Fidelity National Financial, Inc., Executive Vice President and General Counsel of CKE Restaurants, Inc., Chief Executive Officer and a director of Green Burrito Foods Corporation, and a director of Rally's Hamburgers, Inc. He is also a partner on leave at the law firm of Stradling, Yocca, Carlson & Rauth. Mr. Puzder received his J. D. from the Washington University School of Law.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       A VOTE IN FAVOR OF THE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

     RICHARD P. STACK, age 33, has been President, Chief Executive Officer and a director of the Company since the Company's inception in September 1995. Prior to that time, from 1991 through September 1995, Mr. Stack was Managing Director of Hi-Technology Supply, a manufacturer and distributor of personal computers and components located in South Africa, which he founded and grew to approximately $6 million in annual sales and 15 employees prior to its sale to a South Africa-based personal computer and component manufacturing company. From 1988 through 1991, Mr. Stack was employed by Pan-American Airlines in technical management positions. Mr. Stack holds a B.A. degree from the University of California at Berkeley.

     ROBERT NICHOLS, age 45, has been Vice President, Sales and Marketing, and a director of the Company since April 1998, and has been President of CCI Group, Inc. since its inception in 1992. Prior to that time, from 1991 to 1992, Mr. Nichols served as Director of Sales and Marketing for DP-Tek, Inc., an electronic components manufacturer and systems integrator. From 1985 through 1991, Mr. Nichols served in various sales and marketing positions, most recently as Sales Manager, Quick Service Restaurants, for Unisys Corporation, a publicly-traded computer and information systems provider.
Mr. Nichols holds an Associates Degree from the State University of New York and B.S. and M.B.A. degrees from the University of Missouri.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

     STEVEN J. GOODMAN, age 58, was elected as a director of the Company in January 1996. Mr. Goodman is currently a consultant for Tessa Financial Group, Inc., a regional investment banking firm. From November 1991 through March 1995, Mr. Goodman was West Coast Managing Director of Creative Business Strategies, Inc., a financial corporate consulting firm.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended June 30, 1998 the Board held five meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the independent auditors to be retained; and receives and considers the auditor's comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Messrs. Kear and Puzder. The Audit Committee met one time immediately following the 1998 fiscal year end to discuss the annual audit with the Company's independent auditors.


                                        3.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plan and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors: Messrs. Goodman and Kear. The Compensation Committee acted by written consent four times during the 1998 fiscal year.

     The Board did not have a standing Nominating Committee during fiscal year 1998.

     During the fiscal year ended June 30, 1998, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

                                     PROPOSAL 2

           APPROVAL OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted, subject to stockholder approval, an Amended and Restated Certificate of Incorporation (the "Amendment") to amend and replace the Company's Restated Certificate of Incorporation (the "Restated Certificate"). The Amendment is proposed to increase the Company's authorized number of shares of Common Stock from 10,000,000 to 20,000,000 shares. The proposed form of Amendment is attached hereto as APPENDIX A. Please review carefully APPENDIX A in conjunction with this proxy statement.

     The Restated Certificate currently authorizes the Company to issue 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.
As of October 21, 1998, the Company had 4,176,362 shares of issued and outstanding Common Stock, 1,400,000 shares of Common Stock reserved for issuance upon exercise of various outstanding stock options (including options issued or issuable under the Company's stock option plans) and 151,332 shares of Common Stock reserved for issuance upon exercise of various outstanding warrants. The Board of Directors believes that the Company's authorized shares of Common Stock should be increased and the Board has approved the Amendment to increase the number of authorized shares of Common Stock to 20,000,000. The Amendment will make no change in the authorized number of shares of Preferred Stock.

     The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the Amendment is adopted, it will become effective upon filing of the Amendment with the Secretary of State of the State of Delaware.

     The Board of Directors desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or service offerings through the acquisition of other businesses.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     Under the Company's Restated Certificate, no stockholder is entitled to preemptive rights in respect of any future issuances of capital stock. In addition, the Company does not presently contemplate seeking


                                        4.

stockholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party.

     Stockholders are requested in this Proposal 2 to approve the amendment and restatement of the Company's Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the outstanding shares will be required to approve the Restated Certificate. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           A VOTE IN FAVOR OF PROPOSAL 2.

                                     PROPOSAL 3

                 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 1999 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors. The Board unanimously approved the selection of PricewaterhouseCoopers LLP and believes that all officers and directors will vote their respective shares in favor of this Proposal 3.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           A VOTE IN FAVOR OF PROPOSAL 3.

                            NOTICE OF STOCKHOLDER ACTION

              APPROVAL OF AMENDMENTS TO THE 1997 EQUITY INCENTIVE PLAN

     In September 1997, the Board of Directors adopted, and the stockholders subsequently approved, the 1997 Plan. Under the 1997 Plan, 300,000 shares of the Company's Common Stock are reserved for issuance pursuant to the exercise of stock awards granted to employees, directors and consultants.

     In March 1998, the Board approved an amendment to the 1997 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 1997 Plan to 500,000 shares. In June 1998, the Board approved an amendment to the 1997 Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the 1997 Plan to 1,100,000 shares. The Board adopted these amendments to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. In October 1998, the holders of a majority of the Common Stock of the Company approved by written consent the amendments to the 1997 Plan.

     Because the amendments to the 1997 Plan have already been approved, this disclosure is intended to provide stockholders with notice of the actions that have been taken. Thus, we are not asking you for a proxy in connection with the amendments to the 1997 Plan, and you are requested not to send the Company a proxy in connection with the amendments to the 1997 Plan.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the 1997 Plan are outlined below:

GENERAL

     The 1997 Plan provides for the grant of both incentive and nonstatutory stock options as well as stock appreciation rights. Incentive stock options granted under the 1997 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1997 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

PURPOSE

     The 1997 Plan was adopted to provide a means by which directors, selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of directors and employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 165 employees and consultants are eligible to participate in the 1997 Plan.


                                        5.

ADMINISTRATION

     The 1997 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1997 Plan and, subject to the provisions of the 1997 Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the 1997 Plan to a committee composed of not fewer than 2 members of the Board, who may also be "outside directors" within the meaning of Section 162(m) of the Code. The Board has delegated administration of the 1997 Plan to the Compensation Committee of the Board. As used herein with respect to the 1997 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

     Incentive stock options may be granted under the 1997 Plan only to employees (including officers) of the Company and its affiliates. Stock awards other than incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees, directors or consultants.

     No incentive stock option may be granted under the 1997 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed 5 years from the date of grant. For incentive stock option grants, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE 1997 PLAN

     If options granted under the 1997 Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1997 Plan. Stock options granted under the 1997 Plan may not exceed in the aggregate 1,100,000 shares of the Company's Common Stock.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the 1997 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     EXERCISE PRICE; PAYMENT. The exercise price of incentive stock options under the 1997 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1997 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. Deductions for compensation attributable to the exercise of such options with exercise prices below market value could be limited by Section 162(m). See "Federal Income Tax Information." At October 21, 1998, the closing price of the Company's Common Stock as reported on the Nasdaq Small-Cap Market System was $7.813 per share.

     In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options.

     The exercise price of options granted under the 1997 Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company,


                                        6.

(ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

     OPTION EXERCISE. Options granted under the 1997 Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options under the 1997 Plan will typically vest over a 4 to 5 year period with 25% to 20% vesting one year from the date of grant and 25% to 20% of the remaining shares vesting yearly thereafter. Shares covered by options granted in the future under the 1997 Plan may be subject to different vesting terms. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

     TERM. The maximum term of options under the 1997 Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is 5 years. Options under the 1997 Plan generally terminate 3 months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within one year of such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within 30 days after termination of such relationship, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 18 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the 1997 Plan or subject to any option granted under the 1997 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1997 Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The 1997 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1997 Plan or substitute similar options for those outstanding under such plan. In the event that any surviving corporation declines to assume options outstanding under the 1997 Plan, or to substitute similar options, then such options will be terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the 1997 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1997 Plan will terminate in September 2007.

     The Board may also amend the 1997 Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the 1997 Plan in any other way if such modification requires stockholder approval in order


                                        7.

to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 1997 Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the 1997 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may be transferred by the optionee to the spouse, children, lineal ancestors and lineal descendants of the optionee or to an organization to which tax deductible contributions may be made.

FEDERAL INCOME TAX INFORMATION

     INCENTIVE STOCK OPTIONS. Incentive stock options under the 1997 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on the length of time such stock was held. Long-term capital gains currently are subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     NONSTATUTORY STOCK OPTIONS. Nonstatutory stock options granted under the 1997 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on the length of time such stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act.

     POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to covered employees in a taxable year to the extent that compensation


                                        8.

exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by the stockholders.

                                        9.

         SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of October 15, 1998, by
(i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each Named Executive Officer,
(iii) each of the Company's directors, and (iv) all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                           AMOUNT AND NATURE OF
                                                    --------------------------------
NAME AND ADDRESS OF BENEFICIAL(1)(2)                    NUMBER             PERCENT
------------------------------------                --------------------------------
 Richard P. Stack(3)                                    867,008              20.7%
 Robert D. Nichols(4)                                   557,500              13.3
 C. Norman Campbell(5)                                  483,550              11.6
 Steven S. Goodman(6)                                   298,200               7.1
 Jay L Kear(7)                                           27,000              *
 Andrew F. Puzder(8)                                     16,000              *
 All Executive Officers and Directors as a
 group (7 persons)(9)                                 2,289,091              53.7%


-----------------
*    Less than one percent
(1) All persons listed above have an address c/o the Company's principal executive offices at 17891 Cartwright Road, Irvine, CA 92614.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 4,176,362 shares of Common Stock outstanding as of October 15, 1998.
(3) Includes 5,000 shares owned by Mr. Stack's children and 62,000 shares owned by Mr. Stack's mother. Also includes 10,000 shares subject to options exercisable within 60 days of October 15, 1998.
(4)  Includes 5,850 shares owned by Mr. Nichols' children.
(5) Includes 9,450 shares subject to options exercisable within 60 days of October 15, 1998 held by Mr. Campbell's spouse.
(6) Includes 203,200 shares owned by The Steven J. Goodman Revocable Living Trust of which Steven J. Goodman, a director of the Company, is the sole trustee and the sole beneficiary, and with respect to which Mr. Goodman has sole voting and investment power. Also includes 10,000 shares subject to options exercisable within 60 days of October 15, 1998.
(7) Includes 5,000 shares held by the Jay Louis Kear family Trust of which Mr. Kear is the trustee and 7,000 shares owned by an individual retirement account of which Mr. Kear is the trustee. Also includes 15,000 shares subject to options exercisable within 60 days of October 15, 1998.
(8) Includes 15,000 shares subject to options exercisable with 60 days of October 15, 1998.
(9) Includes 88,783 shares subject to options exercisable within 60 days of October 15, 1998.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(a)

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock

                                        10.

and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1998, all officers, directors and greater than ten percent beneficial owners complied with all
Section 16(a) filing requirements applicable to them; except that one report, covering one transaction, was filed late by Mr. Goodman.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     The executive officers and directors of the Company and their ages are as follows:

              NAME               AGE                POSITION
 -----------------------------  ----- ---------------------------------------
 Richard P. Stack (1)(3)         33   President, Chief Executive Officer and
                                      Director
 Robert D. Nichols (2)(3)        45   Vice President, Sales and Marketing,
                                      President, CCI Group, Inc. and Director
 C. Normal Campbell              44   Vice President, Engineering
 Horace M. Hertz                 49   Chief Financial Officer and Secretary
 Andrew F. Puzder (2)(3)         48   Director
 Steven J. Goodman (1)(3)        58   Director
 Jay L. Kear (1)(2)(3)           61   Director


-----------------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3) The biographies of the directors of the Company are set forth under Proposal 1, Election of Directors.

     C. NORMAN CAMPBELL, age 44, has been Vice President, Engineering, of the Company since its inception in September 1995. Mr. Campbell also served as director of the Company from its inception through May 1998. Prior to that time, from 1991 through September 1995, Mr. Campbell served in various engineering management positions, including Director of Research and Development, Singapore, for Advanced Logic Research, a publicly-traded high-end file server manufacturing company. From 1984 to 1991, Mr. Campbell also acted as consultant to the computer industry with such companies as Intel, ITT, Orange Micro Inc. and IBC (UK).

     HORACE M. HERTZ, age 49, has been Chief Financial Officer of the Company since November 1997. Prior to that time, from 1996 to 1997, Mr. Hertz acted as financial consultant for various companies. From October 1995 to December 1995, Mr. Hertz was the Chief Financial Officer of Access Healthnet, Inc., an entity that declared bankruptcy in December 1995. From 1991 to 1995, Mr. Hertz was a partner of Corbin & Wertz, a CPA firm specializing in publicly-held companies. From 1974 to 1991, Mr. Hertz was a partner of Deloitte & Touche LLP. Mr. Hertz holds a masters degree in mathematics from the University of California at Irvine.



                                      11.

                               EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     The members of the Board do not receive any cash compensation for their service as a director, but are eligible for reimbursement of their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

    Further, each non-employee director of the Company is to be granted options to purchase 30,000 shares of the Company's Common Stock pursuant to the terms of the Company's stock option plan then in effect for services rendered as a director of the Company. During the last fiscal year, the Company granted options to purchase 30,000 shares to Mr. Goodman, at exercise price of $9.00 per share, representing the fair market value of the Company's Common Stock on the date of grant (based on the closing sales price reported in the Nasdaq Small-Cap Market System on the date of grant). As of October 21, 1998, no non-employee director had exercised any options.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows for the fiscal year ended June 30, 1998, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its only other most highly compensated executive officer who earned more than $100,000 in the fiscal year ended June 30, 1998 (collectively, the "Named Executive Officers"):




 SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                           ANNUAL COMPENSATION        AWARDS
                                         -----------------------  ------------
                                                                   SECURITIES
                                           SALARY       BONUS      UNDERLYING
 NAME AND PRINCIPAL POSITION      YEAR      ($)          ($)         OPTIONS
 ------------------------------  ------  ----------     -----     ------------
 Richard P. Stack                 1998   $ 105,508        --          50,000
      President, Chief            1997   $  87,958        --            --
      Executive Officer and       1996   $  15,000        --            --
      Director

 C. Norman Campbell               1998   $ 107,593        --          30,000
      Vice President,
      Engineering


                       STOCK OPTION GRANTS AND EXERCISES

     In August 1996, the Company adopted, and the stockholders subsequently approved, the Company's 1996 Stock Incentive Award Plan (the "1996 Plan").
Under the 1996 Plan, 300,000 shares of the Company's Common Stock are reserved for issuance pursuant to the exercise of stock awards granted to employees, directors and consultants. As of October 15, 1998, options to purchase a total of 271,100 shares were outstanding under the 1996 Plan and no shares remained available for grant thereunder. The 1996 Plan will terminate in August 2006, unless sooner terminated by the Company's Board of Directors.

     The 1996 Plan provides for the grant of both incentive and nonstatutory stock options, restricted stock, stock appreciation rights, dividend equivalents, stock payments and/or performance awards (collectively "Incentive Awards"). Incentive stock options granted under the 1996 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1996 Plan are intended not to qualify as incentive stock options under the Code.


                                        12.

     No incentive stock option may be granted under the 1996 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock option grants, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

     The Company did not grant any options to its executive officers under its 1996 Plan during the fiscal year ended June 30, 1998.

     As of October 15, 1998, options to purchase a total of 588,500 shares were outstanding under the 1997 Plan and, subject to stockholder approval, options to purchase 511,500 shares remained available for grant thereunder. The 1997 Plan will terminate in September 2007, unless sooner terminated by the Company's Board of Directors.

                         OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options made during the fiscal year ended June 30, 1998 to each of the Named Executive Officers:

                                                                    INDIVIDUAL GRANTS
                                          -----------------------------------------------------------------------
                                          NUMBER OF           % OF TOTAL
                                          SECURITIES            OPTIONS                                 MARKET
                                          UNDERLYING           GRANTED TO         EXERCISE OR          PRICE ON
                                           OPTIONS             EMPLOYEES IN        BASE PRICE            DATE          EXPIRATION
          NAME                            GRANTED(1)         FISCAL YEAR (2)        ($/SH)             OF GRANT            DATE
 ----------------------------------       ----------         ---------------      -----------         ----------       ----------
 Richard Stack                               50,000                 8.0%               $8.625             $8.625         12/11/07

 C. Norman Campbell                          30,000                 4.8%               $8.625             $8.625         12/11/07


---------------
(1) The options referenced above become exercisable over a 5-year period with 20% vesting one year from the date of grant and 20% of the remaining shares vesting yearly thereafter.

(2) Based on options to purchase 623,000 shares granted to employees in fiscal 1998, including the Named Executive Officers.


                                       13.

                      AGGREGATED FISCAL YEAR-END OPTION VALUES

     There were no option exercises by the Named Executive Officers during the fiscal year ended June 30, 1998. The following table sets forth information with respect to the number and value of securities underlying unexercised options held by the Named Executive Officers as of June 30, 1998:

                                     NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                    UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                                 OPTIONS AT FISCAL YEAR-END(1)         AT FISCAL YEAR-END(2)
                                -------------------------------   -------------------------------
         NAME                   EXERCISABLE       UNEXERCISABLE   EXERCISABLE       UNEXERCISABLE
 ------------------------       -----------       -------------   -----------       -------------
 Richard P. Stack                   --                50,000          --              $ 150,000

 C. Norman Campbell                 --                30,000          --              $  90,000


(1)  Includes both "in-the-money" and "out-of-the-money" options.
     "In-the-money" options are options with exercise prices below the market price of the Company's Common Stock.

(2) Based on the fair market value of the Common Stock as of June 30, 1998. Amounts reflected are based on the fair market value minus the exercise price and do not indicate that the optionee sold such stock.

                               EMPLOYMENT AGREEMENTS

     The Company and Richard P. Stack have entered into an Employment Agreement dated August 19, 1996 (the "Stack Employment Agreement"). The Stack Employment Agreement expires on August 19, 1999 (subject to annual renewals thereafter) and provides for payment to Mr. Stack of an annual salary of $95,000 from January 1, 1997 through December 31, 1997 and $105,000 from and after January 1, 1998. As of April 1, 1998, Mr. Stack's annual salary was increased to $150,000. In addition to his salary, Mr. Stack is reimbursed for all reasonable and necessary travel and other business expenses incurred in connection with the performance of his duties. The Company is also obligated to pay the premium for a life insurance policy insuring Mr. Stack's life providing for death benefits of up to $750,000 to the named beneficiary of the policy. If Mr. Stack's employment with the Company is terminated for cause (as defined in the Stack Employment Agreement), Mr. Stack will be entitled to receive his base salary through the date of termination. If Mr. Stack's employment with the Company is terminated without cause, he will be entitled to receive payment of his base salary for the greater of (i) the remaining term of the Stack Employment Agreement, or (ii) one (1) year from the date of termination.

     The Company and C. Norman Campbell have entered into an Employment Agreement dated August 19, 1996 (the "Campbell Employment Agreement"). The Campbell Employment Agreement expires on August 19, 1999 (subject to annual renewals thereafter) and provides for payment to Mr. Campbell of an annual salary of $95,000 from January 1, 1997 through December 31, 1997 and $105,000 from and after January 1, 1998. As of April 1, 1998, Mr. Campbell's annual salary was increased to $130,000. In addition to his salary, Mr. Campbell is reimbursed for all reasonable and necessary travel and other business expenses incurred in connection with the performance of his duties. The Company is also obligated to pay the premium for a life insurance policy insuring Mr. Campbell's life providing for death benefits of up to $750,000 to the named beneficiary of the policy. If Mr. Campbell's employment with the Company is terminated for cause (as defined in the Campbell Employment Agreement), Mr. Campbell will be entitled to receive his base salary through the date of termination. If Mr. Campbell's employment with the Company is terminated without cause, he will be entitled to receive payment of his base salary for the greater of (i) the remaining term of the Campbell Employment Agreement, or (ii) one year from the date of termination.

     CCI Group, Inc., a wholly-owned subsidiary of the Company ("CCI"), and Robert Nichols entered into an Employment Agreement dated January 1, 1998 (the "Nichols Employment Agreement"). The Nichols Employment Agreement expires on December 31, 2002 and provides for payment to Mr. Nichols of an annual base salary of $100,000. Mr. Nichols is also entitled to a quarterly bonus of $6,250 and a year-end bonus of approximately $31,750, subject to adjustment based on CCI's profitability for the applicable fiscal year. In


                                        14.

addition to his base salary and bonuses, Mr. Nichols is also reimbursed for all reasonable and necessary travel and other business expenses incurred in connection with the performance of his duties. If Mr. Nichols' employment with CCI is terminated for cause (as defined in the Nichols Employment Agreement) or in the event of a voluntary termination of employment by Mr. Nichols following a change in control (as defined in the Nichols Employment Agreement), Mr. Nichols will be entitled to his base salary through the date of termination. If Mr. Nichols is terminated without cause (as defined in the Nichols Employment Agreement), then Mr. Nichols will be entitled to a lump sum equal to Mr. Nichol's annual base salary.

                              CERTAIN TRANSACTIONS

     On December 22, 1997, the Company issued 557,500 shares of the Company's Common Stock to Robert Nichols, Executive Vice President, Sales and Marketing, and a Director of the Company, for his entire interest in CCI in connection with the purchase by the Company of all the outstanding capital stock of CCI. In connection with the acquisition of CCI, the Company also assumed a note payable to Mr. Nichols with a balance of approximately $185,000 (the "Nichols Note").
In February 1998, the Company repaid to Mr. Nichols the principal amount and all accrued interest outstanding under the Nichols Note.

     The Company has entered into employment agreements with Richard P. Stack and C. Norman Campbell. In addition, CCI entered into an employment agreement with Robert Nichols. See "Management-Employment Agreements."

                                 OTHER MATTERS

     The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy and to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       /s/ Horace Hertz
                                       Horace Hertz
                                       Secretary

October 30, 1998

     THE COMPANY WILL FURNISH TO RECORD AND BENEFICIAL HOLDERS OF ITS COMMON STOCK UPON REQUEST, FREE OF CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 BY CALLING OR WRITING TO THE COMPANY AT: CORPORATE SECRETARY, JAVELIN SYSTEMS, INC., 17891 CARTWRIGHT ROAD, IRVINE, CALIFORNIA 92614 (TELEPHONE NUMBER (949) 440-8000).



                                        15.

                                  Appendix A
                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                           OF JAVELIN SYSTEM, INC.

     JAVELIN SYSTEMS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that:

     1. The name of the Corporation is Javelin Systems, Inc. The Corporation was originally incorporated under the name Sunwood Research, Inc. The Certificate of Incorporation for Sunwood Research, Inc. was filed with the Secretary of State of the State of Delaware (the "Secretary of State") on September 19, 1995.

     2. Pursuant to an Action by Unanimous Written Consent in lieu of a meeting of the Board of Directors of the Corporation, the Corporation adopted resolutions setting forth a proposed Amended and Restated Certificate of Incorporation of the Corporation, declaring said Amended and Restated Certificate of Incorporation to be advisable and authorizing the officers of the Corporation to present the proposed Amended and Restated Certificate of Incorporation to the stockholders of the Corporation for their consideration.

     3. Thereafter, the proposed Amended and Restated Certificate of Incorporation of the Corporation was approved by the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote thereon at a duly convened annual meeting of stockholders called in accordance with
Section 222 of the DGCL.

     4. Pursuant to Sections 242 and 245 of the DGCL, this Amended and Restated Certificate of Incorporation restates and further amends the provisions of the Amended and Restated Certificate of Incorporation of this Corporation filed with the Secretary of State on August 23, 1996 and the Certificate of Amendment of Amended and Restated Certificate of Incorporation of this Corporation filed with the Secretary of State October 3, 1996.

     5. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL.

     6. The text of the Certificate of Incorporation of the Corporation is hereby restated and further amended to read in its entirety as follows:

     FIRST.  The name of the Corporation is Javelin Systems, Inc.

     SECOND. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

     FOURTH.

     (A) AUTHORIZED SHARES. The total number of shares which the Corporation shall have authority to issue is twenty-one million (21,000,000) shares of capital stock, of which twenty million (20,000,000) shares shall be designated Common Stock, par value of $.01 per share, and one million (1,000,000) shares shall be designated Preferred Stock, par value of $.01 per share.

     (B) PREFERRED STOCK. Shares of Preferred Stock may be issued from time to time in one or more classes or series as the Board of directors, by resolution or resolutions, may from time to time determine, each of said classes or series to be distinctively designated (each such resolution and designation hereinafter being referred to as a "Preferred Stock Designation"). The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such class or series may differ from those of any and all other classes or series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such class or series, including, but without limiting the generality of the foregoing, the following:

     (1) The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such class or series, which number (except as otherwise provided by the Board of Directors in the resolution establishing such class or series) may be increased or decreased (but not below the number of shares of such class or series then outstanding) from time to time by like actions of the Board of Directors;

     (2) The rights in respect of dividends, if any, of such class or series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the corporation, and whether such dividends shall be cumulative or noncumulative;

     (3) The right, if any, of the holders of such class or series of Preferred Stock to convert the same into, or exchange the same for, shares of any class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation and the terms and conditions of such conversion or exchange;

     (4) Whether or not shares of such class or series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, shares of such class or series of Preferred Stock may be redeemed;

     (5) The rights, if any, of the holders of such class or series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation;

     (6) The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such class or series of Preferred Stock;

     (7) The voting powers, if any, of the holders of any class or series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, including the right, voting as a class or series by itself or together with the holders of any other class or classes or series of the same or other class or classes of Preferred Stock or all classes or series of Preferred Stock, to elect one or more directors of the Corporation (which, without limiting the generality of the foregoing, may include a specified number or portion of the then-existing number of authorized directorships of the Corporation, or a specified number or portion of directorships in addition to the then-existing number of authorized directorships of the Corporation) generally or under such specific circumstances and on such conditions, as shall be provided in the resolution or resolutions of the Board of Directors adopted pursuant hereto; and

     (8) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as the Board of Directors shall determine.

     FIFTH. The Board of Directors shall consist of not less than three (3) nor more than seven (7) directors, the precise number thereof to be fixed from time to time by vote of a majority of the Board of Directors; PROVIDED, HOWEVER, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.

     The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Initially, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At the annual meeting of stockholders beginning in 1997, and at each annual meeting thereafter, successors to the class of directors whose term expires at that annual meeting of stockholders shall be elected for a three-year term. If the number of directors has changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting of stockholders for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors that results from an increase in the number of directors shall be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

     Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation, if any, shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation or the Preferred Stock Designation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

     SIXTH. Directors of the Corporation may be removed, with or without cause, by stockholders by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

     SEVENTH. All the powers of the Corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors in furtherance and not in limitation of the powers conferred by statute. In furtherance and not in limitation of such powers, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time bylaws of the Corporation, subject to the right of the stockholders entitled to vote with respect thereto to adopt, alter, amend and repeal bylaws made by the Board of Directors.

     EIGHTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

     NINTH. Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.

     TENTH. The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed herein or by statute, and all rights and powers conferred herein are subject to this reserved power; PROVIDED, HOWEVER, that subject to the powers and rights provided for herein or in any Preferred Stock Designation with respect to Preferred Stock issued by the Corporation, if any, but notwithstanding anything else contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal or adopt any provision inconsistent with, this Article TENTH or Articles FIFTH or SIXTH of this Certificate of Incorporation.

     ELEVENTH. The Board of Directors shall have the power to hold its meetings within or outside the State of Delaware, at such place as from time to time may be designated by the bylaws of the Corporation or by resolution of the Board of Directors.

     IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be signed by Richard Phillip Stack, its President, and attested by Horace M. Hertz, its Secretary, this ___ day of December, 1998.


                                       ---------------------------------
                                       Richard Phillip Stack
                                       President

ATTEST:


-------------------------------------
Horace M. Hertz, Secretary

                             JAVELIN SYSTEMS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 11, 1998

    The undersigned hereby appoints Richard P. Stack and Horace M. Hertz, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Javelin Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Javelin Systems, Inc. to be held at the offices of the Company, 17891 Cartwright Road, Irvine, California 92614 at 1:00 p.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect two (2) directors to serve until the 2001 Annual Meeting of
            Stockholders and until their successors are elected.

    / /  FOR the nominees listed below.                / /  WITHHOLD AUTHORITY
to
                                 vote for the nominee or the nominees indicated
below:

    NOMINEES:  Jay L. Kear and Andrew Puzder

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2: To increase the number of shares of Common Stock authorized under the Company's certificate of incorporation from 10,000,000 to 20,000,000.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3: To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for its fiscal year ending June 30, 1999.

        / /  FOR                / /  AGAINST                / /  ABSTAIN

DATED
---------------------------, 1998

                                                  ------------------------------

                                                  ------------------------------

                                                           SIGNATURE(S)
                                                  Please sign exactly as your
                                                  name appears hereon. If the
                                                  stock is registered in the
                                                  names of two or more persons,
                                                  each should sign. Executors,
                                                  administrators, trustees,
                                                  guardians and
                                                  attorneys-in-fact should add
                                                  their titles. If signer is a
                                                  corporation, please give full
                                                  corporate name and have a duly
                                                  authorized officer sign,
                                                  stating title. If signer is a
                                                  partnership, please sign in
                                                  partnership name by authorized
                                                  person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

                             JAVELIN SYSTEMS, INC.

                   SECOND AMENDED 1997 EQUITY INCENTIVE PLAN

              ADOPTED BY THE BOARD OF DIRECTORS SEPTEMBER 2, 1997

                 APPROVED BY THE STOCKHOLDERS DECEMBER 12, 1997

       AMENDED BY THE BOARD OF DIRECTORS MARCH 3, 1998 AND JUNE 25, 1998

            AMENDMENT APPROVED BY THE STOCKHOLDERS _________________

1.   PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonstatutory Stock Options and (iii) Stock Appreciation Rights, all as defined below.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or Stock Appreciation Rights granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.   DEFINITIONS.

     (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b)  "BOARD" means the Board of Directors of the Company.

     (c)  "CODE" means the Internal Revenue Code of 1986, as amended.

     (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "COMMON STOCK" means the shares of the Company's Common Stock, $.01 par value.

     (f)  "COMPANY" means Javelin Systems, Inc., a Delaware corporation.

     (g) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 7(b)(ii) of the Plan.

     (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (i) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

     (j)  "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (k)  "DIRECTOR" means a member of the Board.

     (l) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     (n) "FAIR MARKET VALUE" means, as of any date, the fair market value of the Common Stock of the Company determined in accordance with Section 6(b) of the Plan or otherwise as determined by the Board pursuant to Rule 260.140.50 of Title 10 of the California Code of Regulations.

     (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (p) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 7(b)(iii) of the Plan.

     (q) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company, or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K ("Regulation S-K") promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     (r) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

     (s) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (t)  "OPTION" means a stock option granted pursuant to the Plan.

     (u) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (v)  "OPTIONEE" means a person who holds an outstanding Option.

     (w) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliate corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of 162(m) of the Code.

     (x)  "PLAN" means this Javelin Systems, Inc. 1997 Equity Incentive Plan.

     (y) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

     (z) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 7 of the Plan.

     (aa) "STOCK AWARD" means any right granted under the Plan, including any Option and any Stock Appreciation Right.

     (bb) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (cc) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 7(b)(i) of the Plan.

3.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option or a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan or a Stock Award as provided in Section 12.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding the foregoing, but only to the extent permitted by applicable law, the Board may delegate to any executive officer or executive officers of the Company authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act and the term "Committee" shall apply to any such executive officer or executive officers to whom such authority has been delegated. Any such delegation, however, shall include aggregate and individual limits on the size of Stock Awards to be made by such a committee.

     (d) Any requirement that an administrator of the Plan be a Non-Employee Director shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Non-Employee Director shall otherwise comply with the requirements of Rule 16b-3.

4.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million one hundred thousand (1,100,000) shares of the Company's Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares of Common Stock subject to Stock Appreciation Rights exercised in accordance with Section 7 of the Plan shall not be available for subsequent issuance under the Plan.

     (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   ELIGIBILITY.

     (a) All Employees, Directors and Consultants of the Company (or any business entity in which the Company owns directly or indirectly fifty percent (50%) or more of the total voting power) capable of contributing significantly to the successful performance of the Company, other than an employee who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan.

     (b) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and if the Option is an Incentive Stock Option the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights under the Plan covering more than seventy-five thousand (75,000) shares of the Company's Common Stock in any calendar year.

6.   OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a)  TERM.  No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

     (b) PRICE. The Board will establish the exercise price of a Stock Award at the time the Stock Award is granted. Subject to Section 5(b) the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the Stock Award, provided that in the case of a Nonstatutory Stock Option, the exercise price may be less than one hundred percent (100%) of Fair Market Value on the date of such Award; provided, however, that in no event will the exercise price be less than eighty-five percent (85%) of Fair Market Value on the date of grant.
For so long as the Company's Common Stock is traded on any stock exchange or interdealer quotation system, the Fair Market Value of the Common Stock shall be the closing price of the Common Stock on the date of grant.

     (c) CONSIDERATION. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board, as determined either at the time of the grant of the Option or at any time thereafter, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment arrangement, except that payment of the Common Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such Optionee or such Optionee's guardian or legal representative; provided, however, that the Board may, in its discretion, waive such restriction in any case when such restriction is no longer required by applicable law; provided, further that each Nonstatutory Stock Option may be transferred to the spouse, children, lineal ancestors and lineal descendants of the Optionee (or to a trust created solely for the benefit of the Optionee or the foregoing persons) or to an organization exempt from taxation pursuant to Section 501(c)(3) of the Code or to which tax deductible charitable contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings).

     (e) VESTING. The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The vesting provisions of individual Options may vary, but in the case of an Option granted to a non-officer employee, will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option

(to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of
(i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event shall be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth
(10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the expiration of a period of three
(3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which three (3) month period the exercise of the Option would not be in violation of such registration requirements.

     (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of
(i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7.   STOCK APPRECIATION RIGHTS.

     (a) The Board (or Committee) shall have full power and authority, exercisable in its discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

     (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

          (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 7, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of Common Stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

          (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of Common Stock subject to the underlying Option and shall, except as specifically set forth in this Section 7, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of Common Stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of Common Stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

          (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 7, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Common Stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (as determined on the date of the grant of the Independent Right, or if so provided in the Independent Stock Appreciation Right on the date of hire as an Employee if such date is within ninety (90) days of the date of grant and such value is not less than eighty-five percent (85%) of the aggregate Fair Market Value on the date of grant) of such number of shares of Common Stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of Common Stock based on Fair Market Value on the date of the exercise of the Independent Right.

8. CANCELLATION AND RE-GRANT OF OPTIONS. The Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) shareholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

9.   COVENANTS OF THE COMPANY.

     (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common

Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10.  MISCELLANEOUS.

     (a) Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

     (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

     (d) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, to remove any Director as provided in the Company's Bylaws and the provisions of the General Corporation Law of the State of Delaware or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

     (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

     (f) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), as a condition of exercising or acquiring Common Stock under any Stock Award, (1) to give written assurances satisfactory to the Company, if any, that are necessary to ensure compliance with federal securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     (g) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of Stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

11.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the maximum number of securities subject to award to any person during any calendar year pursuant to Section 5(c) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. If considered appropriate, the Board or the Committee may make a provision for a cash payment with respect to all or part of an outstanding Stock Award instead of or in addition to any such adjustment.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) a sale of all or substantially all of the assets of the Company, then: (i) any surviving or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(b)) for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such Stock Awards or to substitute similar Stock Awards for those outstanding under the Plan, then such Stock Awards shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

12.  AMENDMENT OF THE PLAN AND STOCK AWARDS.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 under the Exchange Act or any Nasdaq or securities exchange listing requirements.

     (b) The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless: (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

     (e) The Board at any time, and from time to time, may amend the terms of some or all Stock Awards; provided, however, that if the Board determines that the effect of an amendment, taken as a whole, would be to impair rights and obligations under any Stock Award then such amendment shall not be effective as to a particular Stock Award unless: (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

14.  EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.